CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, George Baumann, Chief Executive Officer of CIM High Yield Securities (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 2, 2003               /s/ George Baumann
     -----------------------             ---------------------------------------
                                         George Baumann, Chief Executive Officer
                                         (principal executive officer)


I, Cindy Hayes, Chief Financial Officer of CIM High Yield Securities (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 2, 2003               /s/ Cindy Hayes
     -----------------------             ---------------------------------------
                                         Cindy Hayes, Chief Financial Officer
                                         (principal financial officer)